Share based compensation	12 Months Ended
Mar. 31, 2026
Share-Based Payment Arrangement [Abstract]
Share based compensation
18.	Share based compensation

On May 10, 2024, 480,000 ordinary shares of par value $0.0002 per share were issued as stock compensation to Bin Fu, CEO, for 240,000 ordinary shares and to Dawei Chen, CFO, for 240,000 ordinary shares.

On October 1, 2024, the Company granted an aggregate of 270,000 ordinary shares under its equity incentive plan to three individual senior managements and director, with each recipient allocated 90,000 ordinary shares: Bill Fu Bin, Chief Executive Officer; Dawei Chen, Chief Financial Officer; and Peng Wang, Board Director. These share awards were subject to a one-year continuous service vesting condition and had a weighted average grant-date fair value of $1.11 per share. All three grantees satisfied the vesting requirements, and the corresponding shares were fully delivered to each grantee on October 21, 2025.

On May 1, 2025, the Company granted stock awards of 90,000 ordinary shares, par value $0.0002, to each of the Chief Technology Officer and Chief Product Officer of the Company as a part of their new employment with the Company. The weighted average grant-date fair value of the Award Shares was $1.07 per share. The Award Shares were scheduled to vest and the Restricted Period was to lapse on May 1, 2026, subject to the Grantees remaining in the continuous service of the Company or its subsidiaries. Both Grantees departed the Company in January 2026, and accordingly, all 180,000 Award Shares were forfeited.

On July 2, 2025, the Company issued 1,000,000 Series A Preference Shares to Bin Fu at no consideration. These shares were measured under ASC 718 — Share-based Compensation, had a weighted average grant-date fair value of $0.90 per share, and were fully vested upon grant with no service, performance, or any other conditions.